SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2013

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On April 17, 2013, C. R. Bard, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated (the “LTIP”) to increase the number of shares of common stock authorized to be issued under the LTIP by 2,000,000 shares for a total of 24,225,000 authorized shares under the LTIP. The purpose of the LTIP is to provide a variety of long-term incentive awards to attract and retain qualified employees.

The material features of the LTIP are described Exhibit 99.1, which is attached hereto and which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the LTIP, which is attached hereto as Exhibit 10.34 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The registrant held its Annual Meeting of Shareholders on April 17, 2013.

(b)    Described below are the matters voted upon at the Annual Meeting of Shareholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 – Each of the director nominees were elected. The results of the voting for three Directors for a term of one year are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
David M. Barrett	66,554,457	724,096	68,599	4,937,337
Anthony Welters	65,381,543	1,898,416	67,193	4,937,337
Tony L. White	65,647,992	1,635,456	63,704	4,937,337

Directors whose terms continued after the Annual Meeting of Shareholders are Marc C. Breslawsky, Herbert L. Henkel, John C. Kelly, Gail K. Naughton, Timothy M. Ring, Tommy G. Thompson and John H. Weiland.

Proposal No. 2 – Ratification of the appointment of KPMG LLP, as independent registered public accounting firm for fiscal year 2013 – approved.

For	70,562,089
Against	1,629,077
Abstain	93,323

Proposal No. 3 – Approval of the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated – approved.

For	50,505,236
Against	16,723,598
Abstain	118,318
Broker non-votes	4,937,337

Proposal No. 4 – Approval of the compensation of our named executive officers, on an advisory basis – approved.

For	64,462,975
Against	2,371,193
Abstain	512,984
Broker non-votes	4,937,337

Proposal No. 5 – Shareholder proposal relating to sustainability reporting on environmental, social and governance (ESG) business practices – not approved.

For	22,486,274
Against	41,911,896
Abstain	2,948,982
Broker non-votes	4,937,337

Proposal No. 6 – Shareholder proposal relating to separating the Chair and CEO roles – not approved.

For	24,325,591
Against	42,457,438
Abstain	564,123
Broker non-votes	4,937,337

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.34*	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.

*	This exhibit constitutes a management contract or a compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: April 19, 2013	/s/ Jean F. Holloway
Jean F. Holloway Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit 10.34	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.